SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Date of Report (Date of earliest event reported) October 20, 2003

RENT-WAY, INC. (Exact name of registrant as specified in its charter)

Pennsylvania	0-22026	25-1407782
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

Registrant’s telephone number, including area code (814) 455-5378

______________________Not Applicable________________________ (Former name or former address, if changed since last report)

RENT-WAY, INC.

Item 5. Other Events and Regulation FD Disclosure

On October 20, 2003, Rent-Way issued a news release which reported Fiscal 2003 full year and Fourth quarter revenues. The news release is attached as Exhibit 99 hereto.

Item 7. Financial Statements and Exhibits

c. Exhibits

Exhibit	Description

99.1	News Release dated October 20, 2003

RENT-WAY, INC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Rent-Way, Inc.

(Registrant)

October 20, 2003	By: /S/ WILLIAM A. MCDONNELL
Date	(Signature)
William A. McDonnell
Vice President and Chief Financial Officer

October 20, 2003	By: /S/ JOHN A. LOMBARDI
Date	(Signature)
John A. Lombardi
Chief Accounting Officer and Controller